EXHIBIT 10.18

Loan No: 044201300653	PROMISSORY NOTE (Continued)	Page 2

information regarding _(i) any entities, such as corporations, partnerships, or limited liability companies of which the Borrower is the majority owner _and (ii) any entities of which the Borrower is not the majority owner, but for which Borrower is directly or contingently liable on debts or obligations of any kind incurred by those entities. All financial statements or records submitted to Lender via electronic means, including, without limitation by facsimile, open internet communications or other telephonic or electronic methods, including, without limitation, documents in Tagged Image Format File~ ("TIFF")_ or Portable Document Format ("PDF") shall be treated as originals, fully binding and with full legal force and effect and the parties waive any rights they may have to object to such treatment. The Lender may rely on all such records in good faith as complete and accurate records produced or maintained by or on behalf of the party submitting such records.

ADDITIONAL COLLATERAL. To the extent permitted by law, as further collateral security for the repayment of this Note or Credit Agreement and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations, in principal, interest, fees, costs, _expenses and attorneys' fees, and for the payment and performance of all agreements with respect to any swap, forward, future, or derivative transaction or option or similar agreement involving, or settled by reference to, one or more interest rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, that Borrower (or any of them) may now and in the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account). Borrower is granting Lender a continuing security interest in, all property of Borrower of every nature or kind whatsoever (with the exception of IRA, pension, and other tax-deferred accounts) owned by Borrower or in which Borrower has an interest that is now or hereafter on deposit with, in the possession of, under the control of or held by Lender in definitive form, book entry form or in safekeeping, custodian accounts, securities accounts, including instruments, negotiable instruments, certificates of deposit, commercial paper, stocks, bonds, treasury bills and other securities, investment property, financial assets, security entitlements, documents, documents of title, payment intangibles, goods, chattel paper, and any general intangibles not previously listed, and Borrower hereby grants to Lender a right of set-off and/or compensation with respect to all such property. Borrower further hereby releases Lender from any obligation to take any steps to collect any proceeds of or preserve any of Borrower's rights, including, without limitation, rights against prior parties, in the collateral in which Lender possesses a security interest, and Lender's only duty with respect to such collateral shall be solely to use reasonable care in the physical preservation of the collateral which is in the actual possession of Lender. Collateral securing other loans with Lender may also secure this Note or Credit Agreement as a result of cross-collateralization.

WAIVER OF JURY TRIAL. Borrower and Lender knowingly, voluntarily and irrevocably waive, to the fullest extent permitted by applicable law, any and all rights either may have to trial by jury in any legal proceeding based on, arising out of, or in any way related to this Agreement, the obligations, any notes, loan agreements, or any other loan document or agreement executed or contemplated to be executed in connection with any of the obligations; or any of the transactions contemplated hereby or thereby. This jury waiver also applies to any claim, counterclaim, cause of action or demand arising from or related to (i) any course of conduct, course of dealing, or relationship of Borrower, any obliger, or any other person with Lender or any employee, officer, director or assignee of Lender in connection with the obligations; or (ii) any statement (whether verbal or written) or actions of any person by or on behalf of Lender to Borrower, any obliger, or any other person in connection with the obligations, regardless of whether such cause of action or demand arises by contract, tort or otherwise. Borrower hereby acknowledges that this waiver of jury trial is a material inducement to the Lender in extending credit to the Borrower, that the Lender would not have extended such credit without this jury trial waiver, and that Borrower has been represented by an attorney or has had an opportunity to consult with an attorney in connection with this jury trial waiver and understands the legal effect of this waiver. Borrower further certifies that no person has represented to it, expressly or otherwise, that Lender or any other person would not, in the event of a legal proceeding, seek to enforce the foregoing waiver.

ADDITIONAL RIGHT OF SETOFF. In addition, in order to further secure all obligations, Borrower pledges to Lender, and grants to Lender a continuing lien and security interest in , and a right of set-off on, all property of Borrower, including any such property Borrower holds jointly with someone else, that is now or hereafter on deposit with, in the possession of, under the control of or held by Lender or any financial institution affiliate of the Lender, including, without limitation, all cash, deposit accounts, funds on deposit, stocks, bonds, treasury obligations and other securities, investment property, financial assets, securities accounts, notes, documents, instruments, certificates of deposit, items, chattel paper, and other property (except IRA, pension, other tax-deferred retirement accounts and any accounts or property held in a trust or fiduciary capacity for which setoff would be prohibited by law), together with all property added to or substituted for any of the foregoing, and all interest, dividends, income, fruits, accessions and proceeds of any of the foregoing.

OTHER COSTS AND FEES. Borrower further agrees to pay any and all charges, fees, costs and/or taxes levied or assessed against Lender in connection with this Note and/or any collateral, asset or other property which is pledged, mortgaged, hypothecated or assigned to Lender or in which Lender possesses a security interest, as security for this Note.

ADDITIONAL DEFAULTS ANO ACCELERATION. In addition to the Events of Default set forth above, Lender shall have the right, at its sole option, to insist upon immediate payment (to accelerate the maturity) of this Note should any type of lien, judgment, levy, seizure, garnishment, tax lien, or court order occur affecting any assets of Borrower, or any guarantor, surety or accommodation party (or any one of them) on this Note.

NO NOVATION IF EARLIER NOTE CANCELLED. If an earlier note of any Borrower is cancelled at the time of execution hereof, then this Note constitutes an extension, but not a novation, of the amount of the continuing indebtedness, and Borrower agrees that all security rights held by Lender under the earlier note shall continue in full force and effect.

SALE/ASSIGNMENT. Borrower acknowledges that Lender has the right to sell, assign, transfer, negotiate, or grant participations in all or any part or this Note and any related obligations, without notice to the undersigned or any other obliger and that Lender may disclose any documents and information which Lender now has or later acquires relating to the Borrower or to any collateral or to any obliger or this Note in connection with such sale, assignment, transfer, negotiation, or grant. Borrower agrees that Lender may provide information relating to this Note or relating to Borrower to Lender's parent, affiliates, subsidiaries and service providers.

DOCUMENTARY STAMP TAX. This Note is a renewal of that Promissory Note dated May 23, 2016 on which documentary stamp taxes have been paid and is not subject to any documentary stamp taxes or intangible property taxes pursuant to Florida Statute Chapter 201.08.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing , no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

6 LLC

By:	/s/ James K. Toomey
JAMES K. TOOMEY, SECURETARY OF 6 LLC

BUSINESS LOAN AGREEMENT
(Continued)	Page 5

shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower. The word "Borrower" means 6 LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word "GAAP" means generally accepted accounting principles.

Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words materials "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means any amounts Grantor and/or Borrower, or any one of them, owe to Lender, whether owed now or later, under the Note, this Agreement, the Related Documents, the Cross-Collateralization provision above, and/or otherwise, including all principal, interest, costs, expenses, fees, including attorneys' fees, and all other charges for which Grantor and/or Borrower, or any one of them, are responsible thereunder. The word "Indebtedness" shall include, without limitation, all obligations of Grantor and/or Borrower, or any one of them, to Lender on promissory notes, checks, overdrafts, letter of credit agreements, endorsements and continuing guaranties, and agreements with respect to any swap, forward, future, or derivative transaction or option or similar agreement involving, or settled by reference to, one or more interest rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value.

Lender. The word "Lender" means HANCOCK WHITNEY BANK, its successors and assigns.

Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note. The word "Note" means the Note dated February 23, 2022 and executed by 6 LLC in the principal amount of $2,149,491.23, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement. Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, Whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, Contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED FEBRUARY 23, 2022.

BORROWER::

6 LLC

By:	/s/ James K. Toomey
JAMES K. TOOMEY, SECURETARY OF 6 LLC

BUSINESS LOAN AGREEMENT
(Continued)	Page 6

LENDER:

HANCOCK WHITNEY BANK

By:	/s/
Authorized Signer

GUARANTOR ACKNOWLEDGEMENT

Principal $2,149,491.23	Loan Date 02-23-2022	Maturity 02-23-2023	Loan No 044201300653	Call/Coll	Account	Officer YY9	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length Limitations

Borrower:	6 LLC	Lender:	HANCOCK WHITNEY BANK
	800 Morgan-Johnson Rd		SARASOTA BFC
	Bradenton, FL 34208		1520 RINGLING BLVD
SARASOTA, FL 34236

GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS LOAN AGREEMENT AND AGREES TO ITS TERMS

BORROWER:::

6 LLC

By:	/s/ James K. Toomey
JAMES K. TOOMEY, SECURETARY OF 6 LLC

GUARANTOR:

X	/s/ Keri Moritz	X	/s/ James K. Toomey
	KERI MORITZ, Individually		JAMES K. TOOMEY, Individually

X	/s/ Lori Toomey	X	/s/ Alison Kendzior
	LORI TOOMEY, Individually		ALISON KENDZIOR, Individually

X	/s/ Brian Kendzior	X	/s/ Randall Moritz
	BRIAN KENDZIOR, Individually		RANDALL MORITZ A/K/A RANDY MORTIZ,
Individually

X	/s/ Kristen Toomey
KRISTEN TOOMEY, Individually

LENDER:

HANCOCK WHITNEY BANK

By:	/s/
Authorized Signer

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $2,149,491.23	Loan Date 02-23-2022	Maturity 02-23-2023	Loan No 044201300653	Call/Coll	Account	Officer YY9	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length Limitations

Borrower:	6 LLC	Lender:	HANCOCK WHITNEY BANK
	800 Morgan-Johnson Rd		SARASOTA BFC
	Bradenton, FL 34208		1520 RINGLING BLVD
SARASOTA, FL 34236

LOAN TYPE This is a Fixed Rate (4.000%) Nondisclosable Loan to a Limited Liability Company for $2,149,491.23 due on February 23, 2023. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

[ ]     Personal, Family, or Household Purposes or Personal Investment.

☒   Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Commercial or industrial properties used in business -150.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $2,149,491.23 as follows:

Amount paid on Borrower's account:	$2,149,491.23
$2,149,491.23 Payment on Loan # 00044201300653

Note Principal:	$2,149,491.23

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$425.45
$25.45 Lien Search Fee
$400.00 Doc Prep Fee
Other Charges Paid in Cash:	$283.61
S283.61 Interest through 02/23/22

Total Charges Paid in Cash:	$709.06

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED FEBRUARY 23, 2022.

BORROWER:::

6 LLC

By:	/s/ James K. Toomey
JAMES K. TOOMEY, SECURETARY OF 6 LLC

COMMERCIAL GUARANTY
Loan No: 044201300653	(Continued)	Page 3

of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waiver of Jury Trial. Borrower and Lender knowingly, voluntarily and irrevocably waive, to the fullest extent permitted by applicable law, any and all rights either may have to trial by jury in any legal proceeding based on, arising out of, or in any way related to this Agreement, the obligations, any notes, loan agreements, or any other loan document or agreement executed or contemplated to be executed in connection with any of the obligations; or any of the transactions contemplated hereby or thereby. This jury waiver also applies to any claim, counterclaim, cause of action or demand arising from or related to (i) any course of conduct, course of dealing, or relationship of Borrower, any obligor, or any other person with Lender or any employee, officer, director or assignee of Lender in connection with the obligations; or (ii) any statement (whether verbal or written) or actions of any person by or on behalf of Lender to Borrower, any obligor, or any other person in connection with the obligations, regardless of whether such cause of action or demand arises by contract, tort or otherwise. Borrower hereby acknowledges that this waiver of jury trial is a material inducement to the Lender in extending credit to the Borrower, that the Lender would not have extended such credit without this jury trial waiver, and that Borrower has been represented by an attorney or has had an opportunity to consult with an attorney in connection with this jury trial waiver and understands the legal effect of this waiver. Borrower further certifies that no person has represented to it, expressly or otherwise, that Lender or any other person would not, in the event of a legal proceeding, seek to enforce the foregoing waiver.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means 6 LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Guarantor. The word "Guarantor" means everyone signing this Guaranty, including without limitation JAMES K. TOOMEY, and in each case, any signer's successors and assigns.

Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender.

Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word "Lender" means HANCOCK WHITNEY BANK, its successors and assigns.

Note. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED FEBRUARY 23, 2022.

GUARANTOR:

X	/s/ James K. Toomey
JAMES K. TOOMEY

COMMERCIAL GUARANTY
Loan No: 044201300653	(Continued)	Page 3

of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waiver of Jury Trial. Borrower and Lender knowingly, voluntarily and irrevocably waive, to the fullest extent permitted by applicable law, any and all rights either may have to trial by jury in any legal proceeding based on, arising out of, or in any way related to this Agreement, the obligations, any notes, loan agreements, or any other loan document or agreement executed or contemplated to be executed in connection with any of the obligations; or any of the transactions contemplated hereby or thereby. This jury waiver also applies to any claim, counterclaim, cause of action or demand arising from or related to (i) any course of conduct, course of dealing, or relationship of Borrower, any obligor, or any other person with Lender or any employee, officer, director or assignee of Lender in connection with the obligations; or (ii) any statement (whether verbal or written) or actions of any person by or on behalf of Lender to Borrower, any obligor, or any other person in connection with the obligations, regardless of whether such cause of action or demand arises by contract, tort or otherwise. Borrower hereby acknowledges that this waiver of jury trial is a material inducement to the Lender in extending credit to the Borrower, that the Lender would not have extended such credit without this jury trial waiver, and that Borrower has been represented by an attorney or has had an opportunity to consult with an attorney in connection with this jury trial waiver and understands the legal effect of this waiver. Borrower further certifies that no person has represented to it, expressly or otherwise, that Lender or any other person would not, in the event of a legal proceeding, seek to enforce the foregoing waiver.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means 6 LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Guarantor. The word "Guarantor" means everyone signing this Guaranty, including without limitation RANDALL MORITZ A/K/A RANDY MORTIZ, and in each case, any signer's successors and assigns.

Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender.

Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word "Lender" means HANCOCK WHITNEY BANK, its successors and assigns.

Note. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED FEBRUARY 23, 2022.

GUARANTOR:

X	/s/ Randall Moritz
RANDALL MORITZ A/K/A RANDY MORTIZ

COMMERCIAL GUARANTY
Loan No: 044201300653	(Continued)	Page 3

of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waiver of Jury Trial. Borrower and Lender knowingly, voluntarily and irrevocably waive, to the fullest extent permitted by applicable law, any and all rights either may have to trial by jury in any legal proceeding based on, arising out of, or in any way related to this Agreement, the obligations, any notes, loan agreements, or any other loan document or agreement executed or contemplated to be executed in connection with any of the obligations; or any of the transactions contemplated hereby or thereby. This jury waiver also applies to any claim, counterclaim, cause of action or demand arising from or related to (i) any course of conduct, course of dealing, or relationship of Borrower, any obligor, or any other person with Lender or any employee, officer, director or assignee of Lender in connection with the obligations; or (ii) any statement (whether verbal or written) or actions of any person by or on behalf of Lender to Borrower, any obligor, or any other person in connection with the obligations, regardless of whether such cause of action or demand arises by contract, tort or otherwise. Borrower hereby acknowledges that this waiver of jury trial is a material inducement to the Lender in extending credit to the Borrower, that the Lender would not have extended such credit without this jury trial waiver, and that Borrower has been represented by an attorney or has had an opportunity to consult with an attorney in connection with this jury trial waiver and understands the legal effect of this waiver. Borrower further certifies that no person has represented to it, expressly or otherwise, that Lender or any other person would not, in the event of a legal proceeding, seek to enforce the foregoing waiver.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means 6 LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Guarantor. The word "Guarantor" means everyone signing this Guaranty, including without limitation KRISTEN TOOMEY, and in each case, any signer's successors and assigns.

Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender.

Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word "Lender" means HANCOCK WHITNEY BANK, its successors and assigns.

Note. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED FEBRUARY 23, 2022.

GUARANTOR:

X	/s/ Kristen Toomey
KRISTEN TOOMEY

COMMERCIAL GUARANTY
Loan No: 044201300653	(Continued)	Page 3

of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waiver of Jury Trial. Borrower and Lender knowingly, voluntarily and irrevocably waive, to the fullest extent permitted by applicable law, any and all rights either may have to trial by jury in any legal proceeding based on, arising out of, or in any way related to this Agreement, the obligations, any notes, loan agreements, or any other loan document or agreement executed or contemplated to be executed in connection with any of the obligations; or any of the transactions contemplated hereby or thereby. This jury waiver also applies to any claim, counterclaim, cause of action or demand arising from or related to (i) any course of conduct, course of dealing, or relationship of Borrower, any obligor, or any other person with Lender or any employee, officer, director or assignee of Lender in connection with the obligations; or (ii) any statement (whether verbal or written) or actions of any person by or on behalf of Lender to Borrower, any obligor, or any other person in connection with the obligations, regardless of whether such cause of action or demand arises by contract, tort or otherwise. Borrower hereby acknowledges that this waiver of jury trial is a material inducement to the Lender in extending credit to the Borrower, that the Lender would not have extended such credit without this jury trial waiver, and that Borrower has been represented by an attorney or has had an opportunity to consult with an attorney in connection with this jury trial waiver and understands the legal effect of this waiver. Borrower further certifies that no person has represented to it, expressly or otherwise, that Lender or any other person would not, in the event of a legal proceeding, seek to enforce the foregoing waiver.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means 6 LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Guarantor. The word "Guarantor" means everyone signing this Guaranty, including without limitation KERI MORITZ, and in each case, any signer's successors and assigns.

Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender.

Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word "Lender" means HANCOCK WHITNEY BANK, its successors and assigns.

Note. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED FEBRUARY 23, 2022.

GUARANTOR:

X	/s/ Keri Moritz
KERI MORITZ

COMMERCIAL GUARANTY
Loan No: 044201300653	(Continued)	Page 3

of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waiver of Jury Trial. Borrower and Lender knowingly, voluntarily and irrevocably waive, to the fullest extent permitted by applicable law, any and all rights either may have to trial by jury in any legal proceeding based on, arising out of, or in any way related to this Agreement, the obligations, any notes, loan agreements, or any other loan document or agreement executed or contemplated to be executed in connection with any of the obligations; or any of the transactions contemplated hereby or thereby. This jury waiver also applies to any claim, counterclaim, cause of action or demand arising from or related to (i) any course of conduct, course of dealing, or relationship of Borrower, any obligor, or any other person with Lender or any employee, officer, director or assignee of Lender in connection with the obligations; or (ii) any statement (whether verbal or written) or actions of any person by or on behalf of Lender to Borrower, any obligor, or any other person in connection with the obligations, regardless of whether such cause of action or demand arises by contract, tort or otherwise. Borrower hereby acknowledges that this waiver of jury trial is a material inducement to the Lender in extending credit to the Borrower, that the Lender would not have extended such credit without this jury trial waiver, and that Borrower has been represented by an attorney or has had an opportunity to consult with an attorney in connection with this jury trial waiver and understands the legal effect of this waiver. Borrower further certifies that no person has represented to it, expressly or otherwise, that Lender or any other person would not, in the event of a legal proceeding, seek to enforce the foregoing waiver.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means 6 LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Guarantor. The word "Guarantor" means everyone signing this Guaranty, including without limitation BRIAN KENDZIOR, and in each case, any signer's successors and assigns.

Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender.

Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word "Lender" means HANCOCK WHITNEY BANK, its successors and assigns.

Note. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED FEBRUARY 23, 2022.

GUARANTOR:

X	/s/ Brian Kendzior
BRIAN KENDZIOR

COMMERCIAL GUARANTY
Loan No: 044201300653	(Continued)	Page 3

of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waiver of Jury Trial. Borrower and Lender knowingly, voluntarily and irrevocably waive, to the fullest extent permitted by applicable law, any and all rights either may have to trial by jury in any legal proceeding based on, arising out of, or in any way related to this Agreement, the obligations, any notes, loan agreements, or any other loan document or agreement executed or contemplated to be executed in connection with any of the obligations; or any of the transactions contemplated hereby or thereby. This jury waiver also applies to any claim, counterclaim, cause of action or demand arising from or related to (i) any course of conduct, course of dealing, or relationship of Borrower, any obligor, or any other person with Lender or any employee, officer, director or assignee of Lender in connection with the obligations; or (ii) any statement (whether verbal or written) or actions of any person by or on behalf of Lender to Borrower, any obligor, or any other person in connection with the obligations, regardless of whether such cause of action or demand arises by contract, tort or otherwise. Borrower hereby acknowledges that this waiver of jury trial is a material inducement to the Lender in extending credit to the Borrower, that the Lender would not have extended such credit without this jury trial waiver, and that Borrower has been represented by an attorney or has had an opportunity to consult with an attorney in connection with this jury trial waiver and understands the legal effect of this waiver. Borrower further certifies that no person has represented to it, expressly or otherwise, that Lender or any other person would not, in the event of a legal proceeding, seek to enforce the foregoing waiver.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means 6 LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Guarantor. The word "Guarantor" means everyone signing this Guaranty, including without limitation LORI TOOMEY, and in each case, any signer's successors and assigns.

Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender.

Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word "Lender" means HANCOCK WHITNEY BANK, its successors and assigns.

Note. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED FEBRUARY 23, 2022.

GUARANTOR:

X	/s/ Lori Toomey
LORI TOOMEY

COMMERCIAL GUARANTY
Loan No: 044201300653	(Continued)	Page 3

of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waiver of Jury Trial. Borrower and Lender knowingly, voluntarily and irrevocably waive, to the fullest extent permitted by applicable law, any and all rights either may have to trial by jury in any legal proceeding based on, arising out of, or in any way related to this Agreement, the obligations, any notes, loan agreements, or any other loan document or agreement executed or contemplated to be executed in connection with any of the obligations; or any of the transactions contemplated hereby or thereby. This jury waiver also applies to any claim, counterclaim, cause of action or demand arising from or related to (i) any course of conduct, course of dealing, or relationship of Borrower, any obligor, or any other person with Lender or any employee, officer, director or assignee of Lender in connection with the obligations; or (ii) any statement (whether verbal or written) or actions of any person by or on behalf of Lender to Borrower, any obligor, or any other person in connection with the obligations, regardless of whether such cause of action or demand arises by contract, tort or otherwise. Borrower hereby acknowledges that this waiver of jury trial is a material inducement to the Lender in extending credit to the Borrower, that the Lender would not have extended such credit without this jury trial waiver, and that Borrower has been represented by an attorney or has had an opportunity to consult with an attorney in connection with this jury trial waiver and understands the legal effect of this waiver. Borrower further certifies that no person has represented to it, expressly or otherwise, that Lender or any other person would not, in the event of a legal proceeding, seek to enforce the foregoing waiver.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means 6 LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Guarantor. The word "Guarantor" means everyone signing this Guaranty, including without limitation ALISON KENDZIOR, and in each case, any signer's successors and assigns.

Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender.

Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word "Lender" means HANCOCK WHITNEY BANK, its successors and assigns.

Note. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED FEBRUARY 23, 2022.

GUARANTOR:

X	/s/ Alison Kendzior
ALISON KENDZIOR

COMMERCIAL GUARANTY
Loan No: 044201300653	(Continued)	Page 3

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waiver of Jury Trial. Borrower and Lender knowingly, voluntarily and irrevocably waive, to the fullest extent permitted by applicable law, any and all rights either may have to trial by jury in any legal proceeding based on, arising out of, or in any way related to this Agreement, the obligations, any notes, loan agreements, or any other loan document or agreement executed or contemplated to be executed in connection with any of the obligations; or any of the transactions contemplated hereby or thereby. This jury waiver also applies to any claim, counterclaim, cause of action or demand arising from or related to (i) any course of conduct, course of dealing, or relationship of Borrower, any obligor, or any other person with Lender or any employee, officer, director or assignee of Lender in connection with the obligations; or (ii) any statement (whether verbal or written) or actions of any person by or on behalf of Lender to Borrower, any obligor, or any other person in connection with the obligations, regardless of whether such cause of action or demand arises by contract, tort or otherwise. Borrower hereby acknowledges that this waiver of jury trial is a material inducement to the Lender in extending credit to the Borrower, that the Lender would not have extended such credit without this jury trial waiver, and that Borrower has been represented by an attorney or has had an opportunity to consult with an attorney in connection with this jury trial waiver and understands the legal effect of this waiver. Borrower further certifies that no person has represented to it, expressly or otherwise, that Lender or any other person would not, in the event of a legal proceeding, seek to enforce the foregoing waiver.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means 6 LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Guarantor. The word "Guarantor" means everyone signing this Guaranty, including without limitation RENOVO RESOURCE SOLUTIONS INC, and in each case, any signer's successors and assigns.

Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender.

Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word "Lender" means HANCOCK WHITNEY BANK, its successors and assigns.

Note. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED FEBRUARY 23, 2022.

GUARANTOR:

RENOVO RESOURCE SOLUTIONS INC

By:	/s/ Randall Moritz
RANDALL MORITZ A/K/A RANDY MORTIZ President of RENOVO RESOURCE SOLUTIONS INC